Exhibit 10.12-1




                                                  ABM LOGO




August 14, 2001

Robert L. Aromando, Jr.
22 Homestead Farm Road
Alexandria Township
Milford, New Jersey 08848

Re: Amendment to Employment Contract dated March 8, 2001

Dear Mr. Aromando:

Pursuant to meetings held on July 18, 2001 by the Compensation Committee and the Board of Directors of American Bio Medica Corporation, we have outlined below the amended terms and/or conditions of your original contract dated March 8, 2001. Those terms and/or conditions not noted below will remain unchanged from your original contract.

                                Salary and Bonus

Your base salary will be $15,000 per month, which is equivalent to $180,000 on an annualized basis. You will be eligible for your first performance and merit review by the Board of Directors in May 2001; any merit award will be prorated for your length of service. In addition, you will be issued options to purchase 300,000 common shares of ABMC at an exercise price determined by the closing market price on your official start date, March 1, 2001. All of your stock options will vest over a three-year period in annual increments of 33.3% per year on the anniversary date of the grant. Also, ABMC will provide you with a monthly car allowance of $750.00, payable on or about the 1st of each month, and will also provide reimbursement of all business related expenses including, but not limited to, gas, tolls, emergency repairs while on ABMC business, telephone etc.

The bonus plan has been set up to provide rewards to you based on achieving milestones in both the net sales and net income numbers (as set forth in ABMC's annual audited financial statements) over a period of time. You will be issued options to purchase 500,000 common shares of ABMC at an exercise price to be determined by the closing market price on the date the amendment was approved by the Compensation Committee, July 18, 2001. The stock options will either vest or will be cancelled and returned to the option plan, based upon company performance as indicated below.

                        Net          Net         Cash          Stock
Year                   Sales       Income        Bonus        Options

FY 02                  $15M         $1.5M      $ 50,000       125,000
FY 03                  $25M         $5.0M      $250,000       125,000
FY 04                  $40M         $7.5M      $500,000       125,000

The remaining 125,000 options will vest in Fiscal Year 05. Performance criteria for vesting will be visited at a later date but will not include any additional large option grants.

Payout of cash bonus and stock options will be contingent upon achieving a minimum of 90% of the stated goals. Cash bonus will be paid and issued no later than 30 days after the date ABMC's accountants submit the audited financial statements to the Board of Directors for its review.


Sincerely,


/s/ Gerald Moore
---------------------------------------------------
Gerald Moore
Director and Chairman of the Compensation Committee

/s/ Stan Cipkowski
---------------------------------------------------
Stan Cipkowski
President


Accepted this 14th day of August, 2001 by:

/s/ Robert L. Aromando Jr.
---------------------------------------------------
Robert L. Aromando, Jr.
Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 2, 2001


                         AMERICAN BIO MEDICA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          New York                     0-28666                  14-1702188
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)



              122 Smith Road, Kinderhook, NY                 12106
          (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243

ITEM 5.  OTHER EVENTS

         On October 2, 2001 the Board of Directors of the registrant accepted the resignation of Stan Cipkowski as President and Cipkowski was appointed to the position of Executive Vice President of the registrant. Cipkowski also remains a Director of the registrant. Robert L. Aromando Jr. was named President and remains Chief Executive Officer and resigned from his position of Chairman of the Board of Directors. Aromando also remains as a Director of the registrant. Gerald Moore, a current Director of the registrant, was elected Chairman of the Board of Directors.

         On October 2, 2001, the shareholders of the registrant ratified the proposal to allow the registrant to increase its authorized capital stock from Thirty Million (30,000,000) shares of $0.01 par value common stock to Fifty Million (50,000,000) shares of $0.01 par value common stock. There was no change to the current issued and outstanding stock as a result of this action and all shareholder rights and preferences remain the same.

ITEM 8.  CHANGE IN FISCAL YEAR

         On October 2, 2001, the Board of Directors of the registrant determined to change its fiscal year end from April 30, which was the fiscal year used in its most recent filing with the Commission, to December 31. The report covering the eight-month transition period ending December 31, 2001, will be filed with the Commission on Form 10-KSB.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERICAN BIO MEDICA CORPORATION
                                                      (Registrant)


Dated:  October 5, 2001                       By: /s/ Keith E. Palmer
                                                  ----------------------------
                                                  Keith E. Palmer
                                                  Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 4, 2001


                         AMERICAN BIO MEDICA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          New York                     0-28666                14-1702188
----------------------------  ------------------------  ----------------------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                 Identification Number)



              122 Smith Road, Kinderhook, NY               12106
        (Address of Principal Executive Offices)        (Zip Code)

     Registrant's telephone number, including area code: (800) 227-1243

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On October 4, 2001, the registrant selected PricewaterhouseCoopers, LLP to act as its independent accountants and discharged its prior auditors, Richard
A. Eisner & Company, LLP. In connection with its audits for each of the two years in the period ended April 30, 2001 and thereafter, there were no disagreements with the prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The prior auditors' report on the registrant's financial statements for each of the two years in the period ended April 30, 2001 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. However, their report contained explanatory language regarding the uncertainty of the Company's ability to continue as a going concern. The decision to change accountants was approved by the Board of Directors of the registrant on October 2, 2001. The prior auditors have furnished the registrant with a letter addressed to the Securities and Exchange Commission stating their agreement with the above statements. This letter is attached.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (b) Exhibits.

             The following exhibits are filed with this report on Form 8-K:

             10 Letter of Richard A. Eisner & Company, LLP regarding change in certifying accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN BIO MEDICA CORPORATION
                                                  (Registrant)


Dated:  October 9, 2001                   By: /s/ Keith E. Palmer
                                              -----------------------
                                              Keith E. Palmer
                                              Chief Financial Officer

Exhibit Index


Exhibit No.                   Description                          Page No.
-----------                   -----------                          --------


    10           Letter of Richard A. Eisner & Company, LLP           5
                 regarding change in certifying accountant

                (Letterhead of Richard A. Eisner & Company, LLP)


October 9, 2001                                                    Exhibit 10

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re: American Bio Medica Corporation
    Commission File #0-28666


Gentlemen:

We have read the above referenced Registrant's response to Item 4 - Changes in Registrant's Certifying Accountant with respect to its Current Report on Form 8-K dated October 9, 2001 and concur with the statements made therein.


Sincerely,

/s/ Richard A. Eisner & Company, LLP
------------------------------------
RICHARD A. EISNER & COMPANY, LLP